                                                               October 16, 2000
To The Shareholder:

At the quarter ended September 30, 2000, the Fund had a Net Asset Value of $19.88 per share. This represents a 2.5% decrease from $20.39 per share at the end of the March 31, 2000 Fiscal Year and a 0.1% decrease from $19.90 per share at December 31, 1999. On September 30, 2000 the Fund's closing stock price on the New York Stock Exchange was $17.625 per share, representing an 11.3% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 17 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------


                                 10 Years        5 Years        2 Years        1 Year        Quarter
                                to 9/30/00     to 9/30/00     to 9/30/00     to 9/30/00     to 9/30/00
                               ------------   ------------   ------------   ------------   -----------
1838 Bond Fund (2)                133.55%        33.74%           0.86%        4.15%          2.96%
Average of 17 Other
 Closed-End Bond Funds (2)        129.54%        34.43%           4.26%        5.00%          2.84%
Salomon Bros. Bond Index (3)      136.02%        33.54%         --0.48%        5.77%          3.65%

(1) - This is historical information and should not be construed as indicative of any likely future performance.

(2) - Source: Lipper Inc.

(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


The Federal Reserve Bank has not raised the Federal Funds rate since May 16, 2000, but has continued to emphasize that it sees more risks of inflation than of economic slowdown. This period of stability on the part of the Fed has helped the Treasury yield curve to return to a more normal shape from the inversion seen earlier this year that resulted from the repurchase of long-term debt. Recent interest rate moves in the marketplace have been volatile as counterbalancing forces compete to determine the overall market direction. As an example, sharply higher oil prices are inflationary, yet are also perceived as helping the economy to slow down without the Fed having to raise interest rates any further. Election year political promises affect investors' expectations regarding future budget surpluses. Tensions in the Middle East and currency valuations in Europe have also contributed to day-to-day market pressure.

Since year-end 1999, yields have fallen from 6.48% to 5.88% on long-term Treasury bonds and from 6.44% to 5.80% on 10-year Treasury notes. The overall trend to higher bond prices and lower yields has benefited Fund performance. Yield spreads on Corporate bonds have widened relative to benchmark Treasury yields due to heavy supply pressure, specific credit problems and volatility in equity valuations. This overall trend has negatively impacted the Fund's performance as the Fund does have a substantial weighting in Corporate bonds.

From a specific investment standpoint, the Fund owned $500,000 par value of Owens Corning bonds at September 30, 2000. That company filed for protection under Chapter 11 in early October. Consequently, the bonds were sold, realizing a cumulative loss of $0.0992 per share or 0.50% of the ending net asset value.

On September 14, 2000 the Board of Directors declared a dividend payment of $0.3625 per share payable November 7, 2000 to shareholders of record on September 28, 2000. Our current analysis projects that the Owens Corning situation should not have an adverse impact on the dividend rate.

Looking forward, we do expect the Federal Reserve to keep rates stabile as it evaluates the impact that its prior tightening moves, rising oil prices and other highlighted factors have had on the economy. This stability should help the Fund's performance. We believe that U.S. interest rates remain attractive relative to inflation and continued budget surpluses. Corporate yield spreads should benefit from somewhat reduced supply and less overall volatility. In the very near term, the U.S. Dollar should benefit from a "flight to quality" stemming from Middle East tensions and this may in turn benefit bond prices.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:
--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------


                        U.S. Treasuries,
                           Agencies &                                                          B and        Not
    Period Ended           AAA Rated           AA           A           BBB          BB        Lower       Rated
--------------------   -----------------   ---------   ----------   ----------   ---------   ---------   ---------
September 30, 2000        14.8%               5.0%        28.4%        46.1%        5.4%        0.0%        0.3%
March 31, 2000            16.8%               3.5%        29.8%        44.6%        5.0%        0.0%        0.3%
March 31, 1999            16.9%               3.4%        29.2%        44.6%        5.3%        0.3%        0.3%

Please refer to the Schedule of Net Assets in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe First Chicago, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.




                                                 Sincerely,


                                                 /s/ John H. Donaldson
                                                 -----------------------
                                                 John H. Donaldson, CFA
                                                 President

SCHEDULE OF INVESTMENTS (Unaudited)                           September 30, 2000

                                                                   Moody's/
                                                                  Standard &
                                                                    Poor's         Principal     Identified Cost        Value
                                                                    Rating      Amount (000's)       (Note 1)         (Note 1)
                                                                 ------------  ---------------  -----------------  --------------
LONG TERM DEBT SECURITIES (97.87%)
ELECTRIC UTILITIES (10.67%)
Calpine Corp., 7.75%, 04/15/09 ..................................   Ba1/BB+         $  500         $    483,593     $    475,645
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ...........  Baa3/BB+          1,800            1,662,876        1,851,772
CMS Energy Corp., 7.50%, 01/15/09 ...............................   Ba3/BB           1,000            1,000,000          896,151
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 .......................    A2/A+           1,550            1,475,994        1,659,273
Midamerican Funding LLC, 6.927%, 03/01/29 .......................  Baa1/BBB+           500              500,000          432,954
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ............  Baa2/BBB+         1,000            1,028,220        1,017,025
NSTAR, Notes, 8.00%, 02/15/10 ...................................   A2/BBB+            500              497,965          503,554
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ...............  Baa3/BBB          1,000            1,090,000          958,143
                                                                                                   ------------     ------------
                                                                                                      7,738,648        7,794,517
                                                                                                   ------------     ------------
FINANCIAL (18.06%)
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .......    Aa3/A           2,000            2,012,070        1,888,488
EOP Operating LP, Notes, 7.25%, 02/15/18 ........................  Baa1/BBB+         1,000              991,900          877,678
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ..............   A1/BBB+          2,000            1,993,370        1,832,832
HSBC America Capital II, 8.38%, 05/15/27 ........................    A1/A-           2,500            2,570,605        2,322,885
Liberty Property Trust, 7.50%, 01/15/18 .........................  Baa3/BBB-         1,000              998,430          854,834
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...............  Baa3/BBB          1,500            1,634,965        1,667,867
Royal Bank of Scotland, 8.817%, 03/31/49 ........................    A1/A-           1,000            1,000,000        1,042,895
Spieker Properties, 7.875%, 12/01/16 ............................  Baa2/BBB          1,000            1,001,830          932,855
United Dominion Realty Trust, Notes, 8.625%, 03/15/03 ...........  Baa2/BBB            500              499,380          507,167
US Bank NA, Notes, 5.70%, 12/15/08 ..............................    A1/A            1,000              871,830          895,157
West Deutsche LB, NY, 6.05%, 01/15/09 ...........................   AA1/AA+            400              398,988          365,571
                                                                                                   ------------     ------------
                                                                                                     13,973,368       13,188,229
                                                                                                   ------------     ------------
INDUSTRIAL & MISCELLANEOUS (34.14%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ...............  Baa3/BBB-         2,000            1,999,660        1,997,686
Apache Corp., 7.70%, 03/15/26 ...................................  Baa1/BBB+           500              525,280          488,664
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 ..................   A3/BBB+          1,500            1,503,520        1,355,471
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 ..................  Baa2/BBB-         1,000            1,059,240        1,018,398
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..............  Baa2/BBB          2,000            2,157,020        2,007,496
K N Energy Inc., Debs., 8.75%, 10/15/24 .........................  Baa2/BBB-         1,150            1,263,798        1,187,485
Meritor Automotive Inc., 6.08%, 02/15/09 ........................  Baa2/BBB            500              465,740          436,799
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ...  Baa3/BBB-         2,050            2,163,503        2,224,908
News America Holdings Inc., Notes, 7.90%, 12/01/95 ..............  Baa3/BBB-         1,400            1,298,624        1,250,203
Owens Corning, Notes, 7.70%, 05/01/08 ...........................   Ba2/BB+            500              482,890          175,000
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ............  Baa2/BBB+         2,000            1,990,780        1,752,826
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 .................    A1/A+           2,000            1,977,920        1,899,050
Time Warner Inc., Debs., 9.15%, 02/01/23 ........................  Baa3/BBB          3,000            3,159,700        3,332,421
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ............   Ba1/BB             500              498,875          465,005
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ...........................  Baa1/BBB            303              320,893          328,950
Tyco International Group SA, 6.875%, 01/15/29 ...................   Baa1/A-            750              651,998          652,740
Union Camp Corp., 9.25%, 02/01/11 ...............................  Baa1/BBB+         1,500            1,486,305        1,657,584
Western Atlas Inc., Debs., 8.55%, 06/15/24 ......................    A2/A            2,539            2,651,998        2,703,273
                                                                                                   ------------     ------------
                                                                                                     25,657,744       24,933,959
                                                                                                   ------------     ------------
TELEPHONE & COMMUNICATIONS (10.65%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 .............   A2/AA-           1,000            1,120,000        1,116,861
New York Telephone, 9.375%, 07/15/31 ............................    A1/A+           1,250            1,426,113        1,311,118
Qwest Capital Funding, Gtd., 7.90%, 08/15/10, 144A ..............  Baa1/BBB+           500              498,925          509,843
Sprint Capital Corp., 6.875%, 11/15/28 ..........................  Baa1/BBB+         1,000              992,220          853,295
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ............   A2/AA-           2,000            1,991,940        2,121,756
Vodafone Group PLC, 7.75%, 02/15/10, 144A .......................    A2/A              500              472,065          509,605
Worldcom, Inc., 6.95%, 08/15/28 .................................    A3/A-           1,500            1,485,975        1,357,881
                                                                                                   ------------     ------------
                                                                                                      7,987,238        7,780,359
                                                                                                   ------------     ------------

   The accompanying notes are an integral part of these financial statements.

                                                             Moody's/
                                                            Standard &
                                                              Poor's         Principal      Identified Cost        Value
                                                              Rating      Amount (000's)        (Note 1)         (Note 1)
                                                           ------------  ----------------  -----------------  --------------
TRANSPORTATION (9.79%)
AMR Corp., Debs., 10.00%, 04/15/21 ......................    Baa2/BBB-      $    2,000       $   2,148,940     $  2,150,918
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ........      A1/A+             1,000           1,000,000        1,421,208
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 ..............      A2/A              1,000           1,117,790        1,121,848
Ford Motor Co., Debs., 8.90%, 01/15/32 ..................      A2/A              1,500           1,480,350        1,589,013
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 .....    Baa2/BBB            1,000             851,430          867,293
                                                                                             -------------     ------------
                                                                                                 6,598,510        7,150,280
                                                                                             -------------     ------------
MORTGAGE BACKED SECURITIES (3.12%)
FNMA Pool # 313411, 7.60%, 03/01/04 .....................      NR/NR               588             594,150          586,449
GNMA Pool # 780374, 7.50%, 12/15/23 .....................      NR/NR               429             425,550          431,872
GNMA Pool # 417239, 7.00%, 02/15/26 .....................      NR/NR             1,273           1,291,010        1,255,846
                                                                                             -------------     ------------
                                                                                                 2,310,710        2,274,167
                                                                                             -------------     ------------
TAXABLE MUNICIPAL BONDS (0.70%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 .....     Aaa/AAA              500             551,875          513,473
                                                                                             -------------     ------------
U.S. GOVERNMENT & AGENCIES (10.74%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ...................      NR/NR             1,600           2,120,750        1,921,000
U.S. Treasury Bonds, 7.875%, 02/15/21 ...................      NR/NR             3,900           4,051,031        4,689,750
U.S. Treasury Bonds, 8.125%, 08/15/21 ...................      NR/NR             1,000           1,016,406        1,234,063
                                                                                             -------------     ------------
                                                                                                 7,188,187        7,844,813
                                                                                             -------------     ------------
TOTAL LONG TERM DEBT SECURITIES                                                                 72,006,280       71,479,797
                                                                                             -------------     ------------
INVESTMENT COMPANIES (1.90%)                                                 Shares
                                                                           ----------
High Yield Plus Fund ....................................                       33,333             223,875          221,331
Republic U.S. Govt. Money Market Fund ...................                    1,169,323           1,169,323        1,169,323
                                                                                             -------------     ------------
                                                                                                 1,393,198        1,390,654
                                                                                             -------------     ------------
TOTAL INVESTMENTS (99.77%) ..............................                                    $  73,399,478*      72,870,451
                                                                                             =============
OTHER ASSETS AND LIABILITIES (0.23%) ....................                                                           169,235
                                                                                                               ------------
NET ASSETS (100.00%) ....................................                                                      $ 73,039,686
                                                                                                               ============

* The cost for federal income tax purposes was $73,399,478. At September 30, 2000, net unrealized depreciation was $529,027. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,542,896 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value of $3,071,923.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.40% of net assets.

Legend
------
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated


   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2000

Assets:
   Investment in securities at value (identified cost $73,399,478) (Note 1) ..............    $ 72,870,451
   Interest receivable ...................................................................       1,566,226
   Dividends receivable ..................................................................           2,417
   Other assets ..........................................................................           3,347
                                                                                              ------------
    TOTAL ASSETS .........................................................................      74,442,441
                                                                                              ------------
Liabilities:
   Due to Advisor ........................................................................          34,120
   Dividends payable .....................................................................       1,331,556
   Accrued expenses payable ..............................................................          37,079
                                                                                              ------------
    TOTAL LIABILITIES ....................................................................       1,402,755
                                                                                              ------------
Net assets: (equivalent to $19.88 per share based on 3,673,258 shares of capital stock
  outstanding)                                                                                $ 73,039,686
                                                                                              ============
NET ASSETS consisted of:
   Par value .............................................................................    $  3,673,258
   Capital paid-in .......................................................................      72,405,142
   Dividends paid in excess of net investment income .....................................      (1,266,264)
   Accumulated net realized loss on investments ..........................................      (1,243,423)
   Net unrealized depreciation on investments ............................................        (529,027)
                                                                                              ------------
                                                                                              $ 73,039,686
                                                                                              ============

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended September 30, 2000
Investment Income:
   Interest ........................................................                           $ 3,001,807
   Dividends .......................................................                                14,500
                                                                                               -----------
    Total Investment Income ........................................                             3,016,307
                                                                                               -----------
Expenses:
   Investment advisory fees (Note 4) ...............................            $  208,335
   Transfer agent fees .............................................                21,799
   NYSE fee ........................................................                 8,000
   Directors' fees .................................................                13,537
   Audit fees ......................................................                11,754
   State and local taxes ...........................................                11,125
   Legal fees and expenses .........................................                17,495
   Reports to shareholders .........................................                14,098
   Custodian fees ..................................................                 3,200
   Miscellaneous ...................................................                13,593
                                                                                ----------
    Total Expenses .................................................                               322,936
                                                                                               -----------
    Net Investment Income ..........................................                             2,693,371
                                                                                               -----------
Realized and unrealized loss on investments (Note 1):
   Net realized loss from security transactions ....................                              (562,970)
                                                                                               -----------
   Unrealized depreciation of investments:
    Beginning of period ............................................              (540,715)
    End of period ..................................................              (529,027)
                                                                                ----------
     Change in unrealized depreciation of investments ..............                                11,688
                                                                                               -----------
      Net realized and unrealized loss of investments ..............                              (551,282)
                                                                                               -----------
      Net increase in net assets resulting from operations .........                           $ 2,142,089
                                                                                               ===========

   The accompanying notes are an integral part of these financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six months ended
                                                                                September 30, 2000      Year ended
                                                                                    (Unaudited)       March 31, 2000
                                                                               --------------------  ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income ....................................................      $  2,693,371       $  5,403,956
   Net realized loss from security transactions (Note 2) ....................          (562,970)          (614,780)
   Change in unrealized depreciation of investments .........................            11,688         (6,065,904)
                                                                                   ------------       ------------
    Net increase (decrease) in net assets resulting from operations .........         2,142,089         (1,276,728)
                                                                                   ------------       ------------
Dividends to shareholders from net investment income ........................        (2,693,371)        (5,390,506)
Dividends to shareholders in excess of net investment income ................        (1,301,296)                --
                                                                                   ------------       ------------
                                                                                     (3,994,667)        (5,390,506)
                                                                                   ------------       ------------
   Decrease net assets ......................................................        (1,852,578)        (6,667,234)
Net Assets:
   Beginning of period ......................................................        74,892,264         81,559,498
                                                                                   ------------       ------------
   End of period (including undistributed net investment income of $0 and
    $35,032, respectively) ..................................................      $ 73,039,686       $ 74,892,264
                                                                                   ============       ============


                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        =======================================================================
        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
        =======================================================================



   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                      Six months
                                                         ended
                                                  September 30, 2000
                                                      (Unaudited)
                                                 --------------------
Per Share Operating Performance
Net asset value, beginning of period ..........       $  20.39
                                                      --------
 Net investment income ........................           0.73
 Net realized and unrealized gain (loss) on
   investments ................................          (0.15)
                                                      --------
Total from investment operations ..............           0.58
                                                      --------
Less distributions
 Dividends from net investment income .........          (0.73)
 Dividends in excess of net investment
   income .....................................          (0.36)
 Distributions from net realized gain .........           0.00
 Distributions from tax return of capital .....           0.00
                                                      --------
Total distributions ...........................          (1.09)
                                                      --------
Net asset value, end of period ................       $  19.88
                                                      ========
Per share market price, end of period .........       $  17.63
                                                      ========
Total Investment Return
 Based on market value ........................          11.22%
Ratios/Supplemental Data
Net assets, end of period (in 000's) ..........       $ 73,040
 Ratio of expenses to average net assets ......           0.88%*
 Ratio of net investment income to average
   net assets .................................           7.35%*
 Portfolio turnover rate ......................           6.04%
Number of shares outstanding at the end of
 the period (in 000's) ........................          3,673

[RESTUBBED TABLE]

                                                                         Year Ended March 31,
                                                 --------------------------------------------------------------------
                                                     2000          1999          1998          1997          1996
                                                 ------------  ------------  ------------  ------------  ------------
Per Share Operating Performance
Net asset value, beginning of period ..........    $  22.20      $  22.70      $  20.61      $  21.15      $  20.64
                                                   --------      --------      --------      --------      --------
 Net investment income ........................        1.47          1.52          1.51          1.51          1.58
 Net realized and unrealized gain (loss) on
   investments ................................       (1.81)        (0.41)         2.11         (0.49)         0.61
                                                   --------      --------      --------      --------      --------
Total from investment operations ..............       (0.34)         1.11          3.62          1.02          2.19
                                                   --------      --------      --------      --------      --------
Less distributions
 Dividends from net investment income .........       (1.47)        (1.48)        (1.51)        (1.51)        (1.58)
 Dividends in excess of net investment
   income .....................................        0.00          0.00         (0.02)        (0.02)         0.00
 Distributions from net realized gain .........        0.00         (0.13)         0.00          0.00         (0.06)
 Distributions from tax return of capital .....        0.00          0.00          0.00         (0.03)        (0.04)
                                                   --------      --------      --------      --------      --------
Total distributions ...........................       (1.47)        (1.61)        (1.53)        (1.56)        (1.68)
                                                   --------      --------      --------      --------      --------
Net asset value, end of period ................    $  20.39      $  22.20      $  22.70      $  20.61      $  21.15
                                                   ========      ========      ========      ========      ========
Per share market price, end of period .........    $  16.88      $  20.69      $  20.81      $  19.75      $  21.25
                                                   ========      ========      ========      ========      ========
Total Investment Return
 Based on market value ........................      (11.67)%        7.28%        13.11%         0.28%        13.91%
Ratios/Supplemental Data
Net assets, end of period (in 000's) ..........    $ 74,892      $ 81,559      $ 83,380      $ 75,721      $ 77,581
 Ratio of expenses to average net assets ......        0.88%         0.77%         0.85%         0.87%         0.86%
 Ratio of net investment income to average
   net assets .................................        7.09%         6.70%         6.89%         7.27%         7.37%
 Portfolio turnover rate ......................       10.21%        17.89%        18.88%        32.83%        43.25%
Number of shares outstanding at the end of
 the period (in 000's) ........................       3,673         3,673         3,673         3,673         3,668

* Annualized


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At September 30, 2000, there were no securities valued by the Board of Directors.

   At September 30, 2000, the Fund had invested 34.14% of its portfolio in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of March 31, 2000, the Fund had a tax basis capital loss carryover of approximately $159,409 available to offset future capital gains, if any, until fully utilized or until its expiration on March 31, 2008, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2000, the Fund elected to defer losses occurring between November 1, 1999 and March 31, 2000 in the amount of $521,044.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund does not amortize market premium or accrete market discount for book purposes, but does accrete market discount on securities sold for federal income tax purposes.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the six-month period ended September 30, 2000:

                                                                    Proceeds
                                                     Cost of       from Sales
                                                    Purchases     or Maturities
                                                  ------------   --------------
          U.S. Government Securities ..........    $        0      $  622,229
          Other Investment Securities .........     4,693,910       3,668,810


Note 3 -- Capital Stock -- At September 30, 2000, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six-month period ended September 30, 2000, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, First Chicago Trust Division, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

      =======================================================================
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
       Contact Your Transfer Agent, Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498
      =======================================================================

                                   DIRECTORS
                                   ---------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               MORRIS LLOYD, JR.
                               J. LAWRENCE SHANE

                                    OFFICERS
                                    --------
                               JOHN H. DONALDSON
                                   PRESIDENT
                               ANNA M. BENCROWSKY
                                 VICE PRESIDENT
                                 AND SECRETARY
                               CLIFFORD D. CORSO
                                 VICE PRESIDENT

                               INVESTMENT ADVISOR
                               ------------------
                         1838 INVESTMENT ADVISORS, INC.
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                   CUSTODIAN
                                   ---------
                                 HSBC BANK USA
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018

                                 TRANSFER AGENT
                                 --------------
                    EQUISERVE, FIRST CHICAGO TRUST DIVISION
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                                    COUNSEL
                                    -------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                    --------
                           PRICEWATERHOUSECOOPERS LLP
                          1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036

                                      1838
                          BOND--DEBENTURE TRADING FUND
                          ----------------------------
                         FIVE RADNOR CORPORATE CENTER,
                                   SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087

                               [GRAPHIC OMITTED]

                               Semi-Annual Report
                               September 30, 2000